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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 7, 2004

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                                  0-28132                 31-1455414
----------------------------           ------------               ----------
(State or other jurisdiction           (Commission              (IRS Employer
  of incorporation)                    File Number)          Identification No.)

5481 Creek Road, Cincinnati, OH                                      45242-4001
------------------------------------                                 ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code            (513) 794-7100
                                                              --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 7, 2004, LanVision Systems, Inc. ("LanVision") issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about LanVision's second fiscal quarter ended July 31, 2004. The information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     LanVision Systems, Inc.

Date: September 7, 2004                          By: /s/ Paul W. Bridge, Jr.
                                                     -----------------------
                                                     Paul W. Bridge, Jr.
                                                     Chief Financial Officer



                                INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit

   99.1            News Release of LanVision Systems, Inc.
                   Dated September 7, 2004 Second Quarter Earnings News Release



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